UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): November 18, 2010
Aastrom Biosciences, Inc.
(Exact name of registrant as specified in its charter)

Michigan	000-22025	94-3096597

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

24 Frank Lloyd Wright Drive, P.O. Box
376, Ann Arbor, Michigan	48106

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (734) 930-5555
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EX-99.1
EX-99.2

Item 7.01. Regulation FD Disclosure.
     On November 18, 2010, Aastrom Biosciences, Inc. (the “Company”) hosted a webcast that included a slide presentation, a copy of which is furnished herewith as Exhibit 99.1.
Item 8.01. Other Events.
     On November 18, 2010, the Company issued a press release, a copy of which is filed herewith as Exhibit 99.2 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.

Exhibit 99.1.	Webcast slide presentation dated November 18, 2010 furnished with this Report

Exhibit 99.2.	Press release dated November 18, 2010 filed with this Report

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aastrom Biosciences, Inc.
Date: November 19, 2010	By:	/s/ Timothy Mayleben
		Name:	Timothy Mayleben
		Title:	Chief Executive Officer and President

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Exhibit Index

Exhibit No.	Description

99.1	Webcast slide presentation dated November 18, 2010 furnished with this Report

99.2	Press Release dated November 18, 2010 filed with this Report

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